UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 4, 2016, the Board of Directors of HMS Holdings Corp. (the “Company”) adopted Amended and Restated Bylaws (the “Bylaws”), effective immediately upon adoption, to supersede and replace the existing bylaws of the Company. The Bylaws were amended by adding general updates and modernizations for remote meetings of stockholders to Sections 1.2 and 1.3 of Article I. In addition, a new Article VI was added providing an exclusive forum provision for adjudication of certain disputes. This provision provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or as to which the Delaware General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware, (iv) any action asserting a claim arising pursuant to any provision of the Certificate of Incorporation or the Bylaws (in each case, as they may be amended from time to time) or governed by the internal affairs doctrine, or (v) any other action asserting an internal corporate claim, as defined in Section 115 of the Delaware General Corporation Law.

The foregoing summary of the amendments to the Bylaws (other than certain immaterial technical changes) is qualified in its entirety by reference to the full text of the Bylaws (with amendments marked), which are filed as Exhibit 3.1 hereto and incorporated herein by reference. An unmarked copy of the Bylaws is filed as Exhibit 3.2 hereto.

Item 7.01	Regulation FD Disclosure.

On May 3, 2016, the Company received a signed amendment from the New Jersey Department of Human Services that extended the term of the Company’s current third-party liability services contract through May 31, 2016.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of HMS Holdings Corp., dated May 4, 2016, marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K
3.2	Amended and Restated Bylaws of HMS Holdings Corp., dated May 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Company)

Date: May 5, 2016	By:	/s/ Meredith W. Bjorck
	Name:	Meredith W. Bjorck
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of HMS Holdings Corp., dated May 4, 2016, marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K
3.2	Amended and Restated Bylaws of HMS Holdings Corp., dated May 4, 2016